NEUBERGER & BERMAN EQUITY TRUST
                        Supplement dated April 1, 1997 to
           Statement of Additional Information dated December 6, 1996

                             INVESTMENT INFORMATION

The sections regarding the investment programs and managers of the Portfolios (pages 6 - 11) are revised to read as follows:

NEUBERGER & BERMAN MANHATTAN PORTFOLIO
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               Neuberger & Berman  MANHATTAN  Portfolio's  objective  is capital appreciation, without regard to income. The Portfolio differs from other Portfolios in its willingness to invest in stocks with price/earnings ratios or price-to-cash-flow ratios that are reasonable relative to a company's growth prospects and those of the general market. The Portfolio is comprised of what the manager believes are stocks of financially sound companies with a special market capability, a competitive advantage or a product that makes them particularly attractive over the long term, but that are selling at a reasonable price relative to their growth rate. N&B Management calls this approach "GARP" -- growth at a reasonable price.

               Neuberger & Berman MANHATTAN Portfolio's manager views value on both a relative and an absolute basis, so the Portfolio may buy stocks with somewhat above-market historical growth rates. The Portfolio tends to stay more fully invested when the manager thinks the market is attractive for quality growth companies. But the Portfolio will get out of stocks and into cash when the manager thinks there are no reasonable values available. The Portfolio steers clear of popular growth stocks selling at extremely high prices.

NEUBERGER & BERMAN GENESIS PORTFOLIO
------------------------------------

               The predecessor of Neuberger & Berman GENESIS Fund (which, like Neuberger & Berman GENESIS Trust, invests all of its net investable assets in Neuberger & Berman GENESIS Portfolio) was established in 1988. A fund dedicated primarily to small-capitalization stocks (companies with total market value of outstanding common stock of up to $1.5 billion at the time the Portfolio invests), Neuberger & Berman GENESIS Portfolio is devoted to the same value principles as the other equity funds managed by N&B Management. The Portfolio is comprised of what the manager believes are small-cap stocks with solid earnings today, not just promises for tomorrow.

               Many people think that small-capitalization stock funds are predominantly invested in high-risk companies. That is not necessarily the case. Neuberger & Berman GENESIS Portfolio looks for the same fundamentals in small-capitalization stocks as other Portfolios look for in stocks of larger companies. The portfolio manager sticks to the areas she understands. The portfolio manager looks for the most persistent earnings growth at the lowest multiple, as well as for well-established companies with entrepreneurial management and sound finances. Also considered are catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

               Neuberger & Berman GENESIS Portfolio's motto is "boring is beautiful." Instead of investing in trendy, high-priced stocks that tend to hurt shareholders on the downside, the Portfolio looks for little-known, solid, growing companies whose stocks the manager believes are wonderful bargains.

AN INTERVIEW WITH THE PORTFOLIO MANAGER

               Q: If I already own a large-cap stock fund, why should I consider investing in a small-cap fund as well?

               A: Look at how fast a sapling grows compared to, say, a mature tree. Much of the same can be true about companies. It's possible for a smaller company to grow 50% faster than an IBM or a Coca-Cola.

               So, many small-cap stocks offer superior growth potential. Consider the cereal you eat, the detergent you use, the coffee you drink -- and imagine if you had invested in these products BEFORE they became household names. If you had invested only in the blue-chip companies of the day, you would have missed out on these opportunities.

               Of course, we're not advocating investing in a portfolio consisting only of small-cap stock funds. It pays to diversify. Let's look back about 25 years. While past performance cannot indicate future performance, small-cap stocks outperformed larger-cap stocks 16 out of the 25 years from 1971 to 1996, which means larger-cap stocks did better the rest of the time.1/

               Q: Neuberger & Berman GENESIS Trust is classified as a "small-cap value fund." To many people, "small-cap value" is an oxymoron. Can you clarify the Portfolio's investment approach?

--------
1/ Results are on a total return basis and include reinvestment of all dividends and capital gain distributions. Small-cap stocks are represented by the fifth capitalization quintile of stocks on the NYSE from 1971 to 1981 and performance of the Dimensional Fund Advisors (DFA) Small Company Fund from 1982 to 1996. Larger-cap stocks are represented by the S&P "500" Index, an unmanaged group of stocks. Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Data about these indices are prepared or obtained by N&B Management. The Portfolio may invest in many securities not included in the above-described indices. Source: STOCKS, BONDS, BILL AND INFLATION 1996 YEARBOOKTM, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

               A: We understand the confusion. After all, a lot of people equate "small-cap" with "growth." They also equate "value" with "cheap." At Neuberger & Berman GENESIS Portfolio, we're 100% behind finding GROWING small-cap companies -- what we believe are highly profitable companies with solid records and promising futures. So where do we part company with managers who follow a "small-cap growth" style? It comes down to how much growth and at what price. Small-cap growth investors seem willing to pay a premium for vastly superior growth. This results in two problems: a) growth tends to be discounted by the premium valuations, and b) the growth expectations are so high as to be unsustainable. We believe superior yet more stable returns can be purchased at significant discounts. They may be found in mundane, perhaps even boring, industries. Remember, the same glamorous appeal that attracts so many growth investors also attracts competitors.

               In that respect, we're "value" managers. Yet we'd like to make this point clear: Low price-to-earnings multiples, in and of themselves, cannot justify a "buy" decision. When we search for growing, high-quality small-cap companies selling at what we feel are bargain prices, we ask ourselves: Is the company cheap for a good reason? Or, does it have the financial muscle and the management talent to make it into the big leagues?

               Q: Let's turn to specifics. What criteria are used to decide which small-cap companies make the cut -- and which ones don't?

               A: Over the years, we've seen hundreds of small-cap companies that flourished and just as many that failed to deliver on their early promises. What made the difference? While every case is unique, here are a few important traits of the winners.

               First of all, a successful small-cap company normally produces high returns. In practice, this means the business has a number of barriers to entry. Perhaps the company has a technology that's hard to duplicate. Or maybe it can make a product at a substantially lower cost than anyone else. Unlike most businesses, it has an advantage that allows it to continue earning above-market returns.

               In addition to having a competitive edge, a successful small-cap company should generate healthy cash flow. With excess cash, a company has the ability to finance its own growth without diluting the ownership stake of existing stockholders by issuing more shares.

               No small-cap company can grow without having the right people on board. That's why we spend so much time meeting the CEOs and CFOs of small-cap companies. While we question the managers about future plans and strategies, we spend as much time evaluating them as people. Do they seem honest and capable? Or do they puff up their case? Making portfolio decisions is a lot about making character judgments -- who has the stuff to manage a growing company, and who doesn't.

               THE  RISKS  INVOLVED  IN  SEEKING   CAPITAL   APPRECIATION   FROM
INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

NEUBERGER & BERMAN FOCUS AND NEUBERGER & BERMAN GUARDIAN PORTFOLIOS
-------------------------------------------------------------------

               Neuberger & Berman FOCUS Portfolio's investment objective is long-term capital appreciation. Like the other Portfolios that use a value-oriented investment approach, it seeks to buy undervalued securities that offer opportunities for growth, but then it focuses its assets in those sectors where undervalued stocks are clustered. The portfolio co-managers begin by looking for stocks that are selling for less than the managers think they're worth, a "bottom-up approach." More often than not, such stocks are in a few economic sectors that are out of favor and are undervalued as a group. The portfolio co-managers think 90% of cheap stocks deserve to be cheap and their job is to find the 10% that don't.

               The portfolio co-managers don't pick sectors for Neuberger & Berman FOCUS Portfolio based on their perception of how the economy is going to do. Nor do they engage in making economic or currency predictions. They look for stocks with either low relative or low absolute valuations. Often, these stocks will be found in a particular sector, but the managers didn't start out being bullish on that sector. It's just where they happened to find the values. They find that if one company comes under a cloud, it tends to happen to its whole industry. If an investment manager rotates the sectors in a portfolio by buying sectors when they are undervalued and selling them when they become fully valued, the manager would be able to achieve above-average performance.

               Neuberger & Berman GUARDIAN Portfolio subscribes to the same stock-picking philosophy followed since 1950, when Roy R. Neuberger founded the predecessor of Neuberger & Berman GUARDIAN Fund, which, like Neuberger & Berman GUARDIAN Trust, invests all of its net investable assets in Neuberger & Berman GUARDIAN Portfolio.

               It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, the Fund, Neuberger & Berman GUARDIAN Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution EVERY YEAR since 1950. Of course, this past record does not necessarily predict the Fund's future practices.

               The portfolio co-managers place a high premium on being knowledgeable about the companies whose stocks they buy. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. The Portfolio is usually early in and early out. The managers would rather buy an undervalued stock because they expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. The managers like a stock "under a rock" or with a cloud over it; they believe an investor is not going to get great companies at great valuations when the market perception is great.

               Investors who switch around a lot are not going to benefit from Neuberger & Berman GUARDIAN Portfolio's approach. They're following the market -- the Portfolio is looking at fundamentals.

NEUBERGER & BERMAN PARTNERS PORTFOLIO
-------------------------------------

               Neuberger & Berman PARTNERS Portfolio's objective is capital growth. It seeks to make money in good markets and not give up those gains during rough times.

               Investors in the Portfolio typically seek consistent performance and have a moderate risk tolerance. They do know, however, that stock investments can provide the long-term upside potential essential to meeting their long-term investment goals, particularly a comfortable retirement and planning for a college education.

               The portfolio co-managers look for stocks that are undervalued in the marketplace either in relation to strong current fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and support from asset values, or in relation to their projection of the growth of the company's future earnings. If the market goes down, those stocks the Portfolio elects to hold, historically, have gone down less.

               The portfolio co-managers monitor stocks of medium- to large-sized companies that often are not closely scrutinized by other investors. The managers research these companies in order to determine if they are likely to produce a new product, become an acquisition target, or undergo a financial restructuring.

               What else catches the portfolio co-managers' eyes? Companies whose managements own their own stock. These companies usually seek to build shareholder wealth by buying back shares or making acquisitions that have a swift and positive impact on the bottom line.

               To increase the upside potential, the managers zero in on companies that dominate their industries or their specialized niches. The managers' reasoning? Market leaders tend to earn higher levels of profits.

               Neuberger & Berman PARTNERS Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of the Portfolio's total assets. Of course, the Portfolio's holdings are subject to change.